Exhibit 99.1 FOURTH QUARTER 2020 INVESTORS PRESENTATION 2020 Bank & Thrift SM-ALL STARS Exhibit 99.1 FOURTH QUARTER 2020 INVESTORS PRESENTATION 2020 Bank & Thrift SM-ALL STARS

Forward-Looking Statements The information disclosed in this document includes market interest rates, pricing pressures on loan and various forward-looking statements that are made in deposit products, credit risks of the Company’s reliance upon the safe harbor provisions of the lending and leasing activities, successful Private Securities Litigation Reform Act of 1995. The implementation, deployment and upgrades of new words “anticipates”, “projects”, “intends”, “estimates”, and existing technology, systems, services and “expects”, “believes”, “plans”, “may”, “will”, “should”, products, customers’ acceptance of the Company’s “could”, “likely”, “uncertain” and other similar products and services and competition. Further, given expressions are intended to identify such forward- its ongoing and dynamic nature, it is difficult to predict looking statements. The Company cautions that what the continuing effects of the COVID-19 these forward-looking statements are necessarily pandemic will have on our business and results of speculative and speak only as of the date made, and operations. The pandemic and related local and are subject to numerous assumptions, risks and national economic disruption may, among other uncertainties, all of which may change over time. effects, continue to result in a material adverse Actual results could differ materially from such change for the demand for our products and services; forward-looking statements. The following factors, increased levels of loan delinquencies, problem among others, could cause actual results to differ assets and foreclosures; branch disruptions, materially and adversely from such forward-looking unavailability of personnel and increased statements: changes in the financial services industry cybersecurity risks as employees work remotely. and the U.S. and global capital markets, changes in Any statements made by the Company that are not economic conditions nationally, regionally and in the historical facts should be considered to be forward- Company’s markets, the nature and timing of actions looking statements. The Company is not obligated to of the Federal Reserve Board and other regulators, update and does not undertake to update any of its the nature and timing of legislation and regulation forward-looking statements made herein. affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of 2 Forward-Looking Statements The information disclosed in this document includes market interest rates, pricing pressures on loan and various forward-looking statements that are made in deposit products, credit risks of the Company’s reliance upon the safe harbor provisions of the lending and leasing activities, successful Private Securities Litigation Reform Act of 1995. The implementation, deployment and upgrades of new words “anticipates”, “projects”, “intends”, “estimates”, and existing technology, systems, services and “expects”, “believes”, “plans”, “may”, “will”, “should”, products, customers’ acceptance of the Company’s “could”, “likely”, “uncertain” and other similar products and services and competition. Further, given expressions are intended to identify such forward- its ongoing and dynamic nature, it is difficult to predict looking statements. The Company cautions that what the continuing effects of the COVID-19 these forward-looking statements are necessarily pandemic will have on our business and results of speculative and speak only as of the date made, and operations. The pandemic and related local and are subject to numerous assumptions, risks and national economic disruption may, among other uncertainties, all of which may change over time. effects, continue to result in a material adverse Actual results could differ materially from such change for the demand for our products and services; forward-looking statements. The following factors, increased levels of loan delinquencies, problem among others, could cause actual results to differ assets and foreclosures; branch disruptions, materially and adversely from such forward-looking unavailability of personnel and increased statements: changes in the financial services industry cybersecurity risks as employees work remotely. and the U.S. and global capital markets, changes in Any statements made by the Company that are not economic conditions nationally, regionally and in the historical facts should be considered to be forward- Company’s markets, the nature and timing of actions looking statements. The Company is not obligated to of the Federal Reserve Board and other regulators, update and does not undertake to update any of its the nature and timing of legislation and regulation forward-looking statements made herein. affecting the financial services industry, government intervention in the U.S. financial system, changes in federal and state tax laws, changes in levels of 2

Corporate Profile § LBAI - NASDAQ § Founded in 1969 § 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY § 8 Regional Commercial Lending Centers § 1 Commercial Loan Production Office § Financial Snapshot § Assets $7.7 Billion § Loans $6.0 Billion § Deposits $6.5 Billion (1) § Market Cap $641 Million 1 Stock Price as of December 31, 2020 - $ 12.70 3 Corporate Profile § LBAI - NASDAQ § Founded in 1969 § 51 Branches - Serving Northern/Central NJ & Hudson Valley, NY § 8 Regional Commercial Lending Centers § 1 Commercial Loan Production Office § Financial Snapshot § Assets $7.7 Billion § Loans $6.0 Billion § Deposits $6.5 Billion (1) § Market Cap $641 Million 1 Stock Price as of December 31, 2020 - $ 12.70 3

Who We Are Half a century after opening for business in Newfoundland, NJ, we have grown to a network of over 50 offices, committed to meeting the financial needs of businesses & consumers, and are proud to be characterized as the following: Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy § Relationship Lender § One of the Largest Publically § Diversified Commercial Real Traded Banks in NJ § Low Risk Model Estate Portfolio § One of the Lowest Cost of § Disciplined Acquirer (1) § Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q3 2020 for NJ banks with total assets greater than $500 million. 4 Who We Are Half a century after opening for business in Newfoundland, NJ, we have grown to a network of over 50 offices, committed to meeting the financial needs of businesses & consumers, and are proud to be characterized as the following: Traditional Commercial Bank Conservative & Consistent Scarce & Valuable Franchise Banking Philosophy § Relationship Lender § One of the Largest Publically § Diversified Commercial Real Traded Banks in NJ § Low Risk Model Estate Portfolio § One of the Lowest Cost of § Disciplined Acquirer (1) § Focus is NOT Multifamily Lending Funds in the State (1) Source: S&P Global Q3 2020 for NJ banks with total assets greater than $500 million. 4

Balanced Loan Portfolio (1) Loan Portfolio Growth Loan Composition Consumer Residential CAGR excluding acquisitions: 11.1% $301 Mortgage 5% $376 CAGR: 15.2% Leases 6% $6,031 $115 2% Construction $268 $5,141 4% $4,460 $4,157 $3,874 CRE C&I $3,419 $724 57% $2,968 12% CRE Owner Occupied $828 14% CRE / Capital 2015 2016 2017 2018 2019 2020 (2) 463% (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of December 31, 2020, per 5 regulatory guidelines Balanced Loan Portfolio (1) Loan Portfolio Growth Loan Composition Consumer Residential CAGR excluding acquisitions: 11.1% $301 Mortgage 5% $376 CAGR: 15.2% Leases 6% $6,031 $115 2% Construction $268 $5,141 4% $4,460 $4,157 $3,874 CRE C&I $3,419 $724 57% $2,968 12% CRE Owner Occupied $828 14% CRE / Capital 2015 2016 2017 2018 2019 2020 (2) 463% (1) Acquired loans of $580 in 2016, $426 in 2019 (2) Represents Lakeland Bank’s CRE to total risk based capital ratio, as of December 31, 2020, per 5 regulatory guidelines

Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition $5,354 Owner Occupied 18% Multifamily 18% $4,468 Retail 17% $3,801 $3,511 Industrial 11% $3,184 Office 10% $2,244 Mixed 9% Other 5% Commercial Constr. 5% Comm'l Res 1-4 Fam 4% Hotels/Resturants 2% 2015 2016 2017 2018 2019 2020 Residential Constr. 1% CRE C&I Construction Equipment Finance 6 Commercial Loan Portfolio Commercial Portfolio Growth Commercial Loan Composition $5,354 Owner Occupied 18% Multifamily 18% $4,468 Retail 17% $3,801 $3,511 Industrial 11% $3,184 Office 10% $2,244 Mixed 9% Other 5% Commercial Constr. 5% Comm'l Res 1-4 Fam 4% Hotels/Resturants 2% 2015 2016 2017 2018 2019 2020 Residential Constr. 1% CRE C&I Construction Equipment Finance 6

Loan Deferment Exposures Loan deferment decreased to $9.7 million or 0.2% of total loans as of 12/31/20 $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 At 6/30/2020 At 9/30/2020 At 12/31/2020 $1.02 billion $155.0 million $9.7 million 7 In Millions Loan Deferment Exposures Loan deferment decreased to $9.7 million or 0.2% of total loans as of 12/31/20 $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 At 6/30/2020 At 9/30/2020 At 12/31/2020 $1.02 billion $155.0 million $9.7 million 7 In Millions

Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 1.22% 0.77% 1.14% 0.74% 0.70% 0.60% 1.00% 0.66% 0.41% 0.62% 0.53% 0.50% 0.33% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 300.0% 0.40% 259.7% 250.0% 196.9% 0.30% 189.2% 200.0% 0.19% 136.0% 150.0% 122.4% 0.20% 100.0% 0.10% 0.06% 0.05% 0.05% 50.0% 0.03% 0.00% 0.0% 0.00% 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 (1) NPAs include Troubled Debt Restructurings. 8 Strong Asset Quality (1) Nonaccruals / Loans (%) NPAs / Loans + OREO (%) 1.40% 2.00% 1.05% 1.50% 1.22% 0.77% 1.14% 0.74% 0.70% 0.60% 1.00% 0.66% 0.41% 0.62% 0.53% 0.50% 0.33% 0.27% 0.35% 0.50% 0.00% 0.00% 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Reserves / Nonaccrual Loans (%) NCOs / Avg. Loans (%) 0.50% 350.0% 310.7% 300.0% 0.40% 259.7% 250.0% 196.9% 0.30% 189.2% 200.0% 0.19% 136.0% 150.0% 122.4% 0.20% 100.0% 0.10% 0.06% 0.05% 0.05% 50.0% 0.03% 0.00% 0.0% 0.00% 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 (1) NPAs include Troubled Debt Restructurings. 8

Core Deposit Focus

Deposit Composition



Jumbo Time
$183
3%
Retail Time
$895
14%
Demand
Deposits
$1,510
23%
Savings and
NOW
Accounts
$3,868
60%

Q4 Cost of Total Deposits: 0.37%
Core Deposits: 83%

Deposit Growth(2)



CAGR ex acquisitions: 12.8%
CAGR: 16.6%
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,996
$4,093
$4,369
$4,620
$5,294
$6,456
2015
2016
2017
2018
2019
2020
Core Deposits
CDs

Demand Deposit Growth(3)



CAGR ex acquisitions: 13.7%
CAGR: 16.8%
$694
$927
$967
$950
$1,124
$1,510
2015
2016
2017
2018
2019
2020

(1) Jumbo time deposits defined as time deposits above $250K
(2) Acquired deposits in 2016 = $583, 2019 = $410
(3) Acquired demand deposits in 2016 = $108, 2019 = $81

Lakeland Bancorp, Inc.

9

NJ Deposit Market Share(1)

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Valley National Bancorp	137	20,023	22.9
2	Investors Bancorp Inc.	109	16,700	19.1
3	Provident Financial Services Inc.	97	9,038	10.3
4	OceanFirst Financial Corp.	65	8,174	9.3
5	Columbia Financial Inc. (MHC)	62	6,733	7.7
6	Lakeland Bancorp Inc.	51	5,998	6.8
7	ConnectOne Bancorp Inc.	20	5,238	6.0
8	Peapack-Gladstone Financial Corp.	21	4,864	5.6
9	Kearny Financial Corp.	49	4,820	5.5
10	CRB Group Inc.	2	3,039	3.5
	Top 10 New Jersey Banks	**613**	**84,627**	**96.6**
	Total NJ Banks In Market	**1,031**	**87,621**	**100.0**

(1) Banks Headquartered in New Jersey
Source: S&P Global as of June 2020.

Lakeland Bancorp, Inc.
10

Investment Securities Portfolio Securities Composition § $961 million, or 13% of assets Equities, CRA Government & § Primarily used for liquidity purposes 2% Agencies 9% § Short term agencies, MBS, and municipals § Municipal Bond portfolio rated AA or higher 98% MBS/CMO/ABS 60% Municipals 25% § Average Yield for Q4: 1.93% § Weighted Average Life: 5.6 years § Effective Duration: 4.0 years Corporate Debt § AFS is 91% of portfolio / HTM is 9% 4% 11 Investment Securities Portfolio Securities Composition § $961 million, or 13% of assets Equities, CRA Government & § Primarily used for liquidity purposes 2% Agencies 9% § Short term agencies, MBS, and municipals § Municipal Bond portfolio rated AA or higher 98% MBS/CMO/ABS 60% Municipals 25% § Average Yield for Q4: 1.93% § Weighted Average Life: 5.6 years § Effective Duration: 4.0 years Corporate Debt § AFS is 91% of portfolio / HTM is 9% 4% 11

Mergers & Acquisitions

Highlands Bancorp



Legacy Highlands (4)
LPOs (2)

Announcement Date:	8/23/2018
Assets:	$488mm
Deal Value:	$56.7mm
Price/TBV:	1.89x
EPS Accretion:	4.0%
TBV Dilution:	~1.5%
TBV Earnback:	< 2 Years
Board Seats:	None

Rationale
- Expanding presence in Sussex, Passaic and Morris counties
- Low execution risk and achievable cost savings

Harmony Bank



Legacy Harmony (3)
LPOs (2)

Announcement Date:	2/18/2016
Assets:	$295mm
Deal Value:	$32.0mm
Price/TBV:	1.29x
EPS Accretion:	1.0%
TBV Dilution:	~0.5%
TBV Earnback:	3.5 Years
Board Seats:	None

Rationale
- Expansion into Middlesex/Monmouth/Ocean Counties
- Leverage Existing Commercial Loan Production Office
- Exclusive negotiations

Pascack Bancorp



Legacy Pascack (7)
LPOs (2)

Announcement Date:	8/4/2015
Assets:	$403mm
Deal Value:	$43.8mm
Price/TBV:	1.31x
EPS Accretion:	4.5%
TBV Dilution:	~2.7%
TBV Earnback:	3.5 Years
Board Seats:	Lawrence Inserra Jr.

Rationale
- Growth opportunity in Bergen/Essex Counties
- Exclusive negotiations

Note: Represents data at announcement date

Lakeland Bancorp, Inc.
12

Franchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 9.5% CAGR: 14.6% $1.43 $11.97 $7,664 $1.32 $11.18 $1.17 $10.22 $6,711 $1.11 $9.38 $1.02 $5,806 $8.70 $5,406 $7.62 $5,093 $0.88 $3,870 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, FHLB prepayment fees, gains/losses on 13 securities sales, and merger related expenses. Franchise Growth Total Tangible Book Value Per Core Earnings Per (1) (2) Assets Share Share CAGR: 9.5% CAGR: 14.6% $1.43 $11.97 $7,664 $1.32 $11.18 $1.17 $10.22 $6,711 $1.11 $9.38 $1.02 $5,806 $8.70 $5,406 $7.62 $5,093 $0.88 $3,870 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 (1) Acquired total assets of $732 in 2016, $496 in 2019 (2) Core earnings per share excludes non-recurring items, FHLB prepayment fees, gains/losses on 13 securities sales, and merger related expenses.

Consistent Profitability

Core Return on Assets[1] (%)


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.93%
0.96%
1.01%
1.15%
1.16%
0.83%
2015
2016
2017
2018
2019
2020

Core Return on Equity[1] (%)


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.61%
9.34%
9.35%
10.66%
10.48%
8.01%
2015
2016
2017
2018
2019
2020

Net Interest Margin (%)


4.00%
3.75%
3.50%
3.25%
3.00%
3.47%
3.41%
3.38%
3.36%
3.33%
3.09%
2015
2016
2017
2018
2019
2020

Efficiency Ratio[2] (%)


66.0%
62.0%
58.0%
54.0%
50.0%
61.1%
56.7%
53.4%
56.1%
54.8%
54.5%
2015
2016
2017
2018
2019
2020

(1) Core income excludes non-recurring items, FHLB prepayment fees, gains/losses on securities sales, and merger related expenses.
(2) Source: S&P Global through 2018. Company records for 2019 & 2020.

Lakeland Bancorp, Inc.

14

2020 Quarter 4 Highlights

($mm except per share)	Q4 2019	Q4 2020
Balance Sheet		
Total Assets	$6,711	$7,664
Total Loans	5,141	6,031
Total Deposits	5,294	6,456
Consolidated Capital (%)		
TCE / TA	8.62 %	8.05 %
Tier 1 Risk-Based Ratio	11.02	10.22
Total Risk-Based Capital Ratio	13.40	12.85
Asset Quality (%)		
NPAs/ Loans + OREO[(1)]	0.53 %	0.66 %
NCOs/ Avg Loans	(0.02)	0.04
Reserves/ Gross Loans	0.78	1.18
Profitability		
Net Income	$18.7	$18.8
Diluted EPS	0.37	0.37
ROAA	1.15 %	0.98 %
ROAE	10.32	9.96
Noninterest Inc./ Operating Rev.	13.9	11.0
Net Interest Margin	3.27	3.08

- Earnings per share of $0.37 for Q4 2020 increased $0.09 from prior quarter
- Loans on payment deferral totaled $9.7 million at December 31, 2020 compared to $155.0 million at September 30, 2020
- Q4 2020 total loans of $6.03 billion up $176.2 million or 3.0% compared to Q3 2020
- Q4 2020 total deposits of $6.46 billion up $189.3 million or 3.0% compared to Q3 2020
- Tangible book value per share of $11.97 up 7% in 2020

(1) NPAs include Troubled Debt Restructurings

Lakeland Bancorp, Inc.
15

Dividend History Cash Dividends Per Share CAGR: 9.6% $0.50 $0.49 $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 2020 * YTD dividends annualized 16 Dividend History Cash Dividends Per Share CAGR: 9.6% $0.50 $0.49 $0.45 $0.40 $0.37 $0.33 $0.29 $0.27 $0.24 5.0% 5.0% Stock Dividends 2012 2013 2014 2015 2016 2017 2018 2019 2020 * YTD dividends annualized 16

LBAI Executive Summary We are proud to be characterized as follows: Industry Recognition Conservative Culture and Operating Philosophy § Recognized by Forbes as the Best Bank in § Relationship-based community bank New Jersey in 2020 § Track record of successful acquisitions and § Named to Piper/Sandler Sm-All Stars Class of consistent organic growth 2020 § Conduct business with transparency, honesty § Recognized as one of the 50 fastest growing and integrity companies by NJ Biz in 2019 & 2020 § Robust risk management infrastructure Positive Stock Performance § Conservatively underwritten loan and lease § Annual increase in dividends portfolio Above Peer-Level Performance Metrics § Diligent attention to capital management; mindful of all constituencies § Historical core profitability metrics: ROA, ROE, and efficiency ratio exceed peer averages Dedicated and Experienced Management Team Continued growth in net income and EPS and Board § Stable low efficiency ratio § In January 2020, Brian Gragnolati, CEO of Atlantic Health Systems appointed to Board of Premier NJ Deposit Franchise Directors § Singular focus on high quality core deposits § Extensive in-market experience with deep § 23% of deposits in DDA, 83% in core (non- community ties time) deposits § Expanded depth of Management Team with larger bank experience 17 LBAI Executive Summary We are proud to be characterized as follows: Industry Recognition Conservative Culture and Operating Philosophy § Recognized by Forbes as the Best Bank in § Relationship-based community bank New Jersey in 2020 § Track record of successful acquisitions and § Named to Piper/Sandler Sm-All Stars Class of consistent organic growth 2020 § Conduct business with transparency, honesty § Recognized as one of the 50 fastest growing and integrity companies by NJ Biz in 2019 & 2020 § Robust risk management infrastructure Positive Stock Performance § Conservatively underwritten loan and lease § Annual increase in dividends portfolio Above Peer-Level Performance Metrics § Diligent attention to capital management; mindful of all constituencies § Historical core profitability metrics: ROA, ROE, and efficiency ratio exceed peer averages Dedicated and Experienced Management Team Continued growth in net income and EPS and Board § Stable low efficiency ratio § In January 2020, Brian Gragnolati, CEO of Atlantic Health Systems appointed to Board of Premier NJ Deposit Franchise Directors § Singular focus on high quality core deposits § Extensive in-market experience with deep § 23% of deposits in DDA, 83% in core (non- community ties time) deposits § Expanded depth of Management Team with larger bank experience 17

250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI 250 Oak Ridge Road | Oak Ridge, NJ 07438 | t: 973-697-2000 | LakelandBank.com | Stock symbol: LBAI